UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): July 25, 2013

UNR HOLDINGS, INC.

(Exact Name of Registrant as Specified in Its Charter)

000-23712 (Commission File Number)	02-0755762 (IRS Employer Identification No.)	Colorado (State or Other Jurisdiction of Incorporation)

40 Wall Street, 28th Floor New York, NY 10005

(Address of Principal Executive Offices)

(Zip Code)

(212)400-7532

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

UNR Holdings announced that it anticipates filing its Annual Report on Form 10-K for the year ended December 31, 2012 within the current quarter. On July 25, 2013 the Company issued a press release which is attached as Exhibit 99.1

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits.

Exhibit Number	Description
99.1	Press release issued by UNR Holdings, Inc. July 25, 2013

SIGNATURES

PURSUANT TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934, THE REGISTRANT HAS DULY CAUSED THIS REPORT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED THEREUNTO DULY AUTHORIZED.

UNR HOLDINGS, INC.

Date: August 15, 2013	By:	/s/ Alexey Kim
Alexey Kim
Chief Executive Officer